(Loss) earnings per share (Details) - USD ($) $ in Thousands		3 Months Ended
		Nov. 30, 2025	Nov. 30, 2024
Notes and other explanatory information [abstract]
Net (loss) income attributable to shareholders		$ (4,168)	$ 981
Weighted average number of common shares for basic EPS	[1]	294,905,664	291,668,469
Effect of dilutive stock options, warrants, RSUs and share awards			1,826,542
Weighted average number of common shares for EPS	[1]	294,905,664	293,495,011

[1]	The weighted average number of common shares for basic and diluted EPS include the effect of 9.2 million gross number of vested, but unissued, common shares relating to common share awards and RSUs.